Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 AND EXTENSION AGREEMENT dated as of June 9, 2023 (this “Amendment”), to the Amended and Restated Senior Secured Credit Agreement dated as of May 6, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”), by and among BLACKSTONE PRIVATE CREDIT FUND, a Delaware statutory trust (the “Borrower”), each of the lenders party thereto (the “Existing Lenders”) and CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended to effect an extension of the Maturity Date (the “Extension”), from May 6, 2027 (the “Existing Maturity Date”) to June 9, 2028 (the “Extended Maturity Date”) with respect to the Commitments and Loans of Existing Lenders consenting to such extension and make certain other modifications of the Existing Credit Agreement, in each case as set forth herein;

NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preliminary statements hereto) have the meanings assigned to them in the Existing Credit Agreement or the Amended Credit Agreement (as defined below), as the context requires.

SECTION 2. Extension of Maturity Date. (a) Each Person party hereto whose name is set forth on Schedule I hereto and has a commitment listed under the headings “2028 Revolving Dollar Commitments” or “2028 Revolving Multicurrency Commitments” (each such Person, a “2028 Revolving Lender”) has agreed to extend the existing maturity date of its Dollar Commitment (as defined in the Existing Credit Agreement) (the “2028 Revolving Dollar Commitments”) and/or its Multicurrency Commitment (as defined in the Existing Credit Agreement) (the “2028 Revolving Multicurrency Commitments”) (and in each case any Revolving Loans in respect thereof), as the case may be, in each case in the amount set forth opposite its name on such Schedule. The maturity date of the 2028 Revolving Dollar Commitments and 2028 Revolving Multicurrency Commitments shall be extended to the Extended Maturity Date.

(b) Each Person party hereto whose name is set forth on Schedule I hereto and has a Term Loan listed under the heading “2028 Term Loans” (each such Person, a “2028 Term Lender”, and, together with the 2028 Revolving Lenders, the “2028 Lenders”) has agreed to extend the maturity date of its Term Loans (the “2028 Term Loans”) in the amount set forth opposite its name on such Schedule. The maturity date of the 2028 Term Loans shall be extended to the Extended Maturity Date.

(c) The Existing Maturity Date shall remain applicable to the Commitments and Revolving Loans made by each Person whose name appears on Schedule I hereto and has a commitment listed under the headings “2027 Revolving Dollar Commitments” or “2027 Revolving Multicurrency Commitments” (each such Person, a “2027 Revolving Lender”), as the case may be.

(d) The Existing Maturity Date shall remain applicable to the Term Loans made by each Person whose name appears on Schedule I hereto and has a loan listed under the heading “2027 Term Loans” (each such Person, a “2027 Term Lender”, and together with the 2027 Revolving Lenders, the “2027 Lenders”).

SECTION 3. [Reserved].

SECTION 4. Amendment of Existing Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 6 below, effective as of the Amendment Effective Date (as defined below), (a) the Existing Credit Agreement (excluding, except as set forth below, all Schedules and Exhibits thereto) shall without further action be amended in its entirety in the form attached as Exhibit A hereto (the Existing Credit Agreement, as so amended, the “Amended Credit Agreement”) and (b) Schedules I, II, IV, V, VI and VIII to the Existing Credit Agreement shall without further action be amended in their entirety in the forms attached as Schedule I and Schedule IV hereto.

SECTION 5. Representations and Warranties. The Borrower represents and warrants to the Lenders that:

(a) This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) The representations and warranties of the Borrower set forth in the Amended Credit Agreement and in the other Loan Documents are true and correct in all material respects (or, in the case of any portion of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the Amendment Effective Date, or, as to any such representation or warranty that refers to a specific date, as of such specific date.

(c) As of the Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

SECTION 6. Effectiveness of Amendment and Extension. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions is satisfied (or such condition shall have been waived in accordance with Section 9.02 of the Amended Credit Agreement):

(a) Documents. The Administrative Agent shall have received each of the following documents, each of which shall be reasonably satisfactory to the Administrative Agent (and to the extent specified below, to each 2028 Lender) in form and substance:

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(i) Executed Counterparts. From each of the parties hereto (including each 2028 Lender), either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment.

(ii) [Reserved].

(iii) Opinion of Counsel to the Obligors. A customary favorable written opinion (addressed to the Administrative Agent and each 2028 Lender dated the Amendment Effective Date) of Dechert LLP, New York counsel for the Obligors.

(iv) Corporate Documents. Such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of the transactions contemplated hereunder and the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party and any other legal matters relating to the Borrower, this Amendment or the transactions contemplated hereunder.

(v) Officer’s Certificate. A certificate, dated the Amendment Effective Date and signed by the President, a Vice President, the Chief Executive Officer or a Financial Officer of the Borrower, confirming the accuracy of the representations set forth in Section 5 hereof and compliance with the conditions set forth in the lettered clauses of the first sentence of Section 4.02 of the Amended Credit Agreement.

(vi) Borrowing Base Certificate. A Borrowing Base Certificate as of a date not more than five days prior to the Amendment Effective Date.

(b) Fees and Expenses. The Administrative Agent shall have received evidence of the payment by the Borrower of all fees due and payable to each 2028 Lender on the Amendment Effective Date that the Borrower has agreed to pay in connection with this Amendment. The Borrower shall have paid all reasonable and documented out-of-pocket expenses in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent, in each case, to the extent provided in Section 9.03(a) of the Amended Credit Agreement and for which invoices have been presented prior to the Amendment Effective Date.

(c) Liens. Results of a recent lien search in each relevant jurisdiction with respect to the Borrower and such search shall reveal no liens on any of the assets of the Borrower except for liens permitted under Section 6.02 of the Amended Credit Agreement or liens to be discharged on or prior to the Amendment Effective Date pursuant to documentation reasonably satisfactory to the Administrative Agent.

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(d) Know Your Customer Documentation. The Administrative Agent and each 2028 Lender shall have received, at least two (2) Business Days prior to the Amendment Effective Date (i) upon the reasonable request of such Lenders at least ten (10) Business Days prior to the Amendment Effective Date, documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act and (ii) to the extent that the Borrower qualifies as a “legal entity customer” under the requirements of the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to the Borrower.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 7. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, any Issuing Bank or the Lenders under the Existing Credit Agreement or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which, as amended hereby, are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances. On and after the Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Amended Credit Agreement, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Amended Credit Agreement.

SECTION 8. Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means (including .pdf email transmittal) shall be effective as delivery of a manually executed counterpart of this Amendment. Section 9.06(b) of the Existing Credit Agreement shall apply, mutatis mutandis, to this Amendment as if set forth in full herein.

SECTION 9. Governing Law; Consent to Jurisdiction, Etc. The provisions of Sections 9.09 and 9.10 of the Existing Credit Agreement shall apply, mutatis mutandis, to this Amendment as if set forth in full herein. This Amendment shall constitute a “Loan Document” for purposes of the Existing Credit Agreement, the Amended Credit Agreement and the other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized officers or representatives as of the date first above written.

BLACKSTONE PRIVATE CREDIT FUND

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Chief Legal Officer and Secretary

[Signature Page to Blackstone Private Credit Fund Amendment No. 1 and Extension Agreement]

CITIBANK, N.A., as Administrative Agent and Lender,

By:	/s/ Maureen Maroney
Name: Maureen Maroney
Title: Vice President

[Signature Page to Blackstone Private Credit Fund Amendment No. 1 and Extension Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 AND EXTENSION AGREEMENT

OF BLACKSTONE PRIVATE CREDIT FUND

Name of Institution:

MUFG BANK, LTD., as Lender

By:	/s/ Jacob Ulevich
Name: Jacob Ulevich
Title: Director

[Signature Page to Blackstone Private Credit Fund Amendment No. 1 and Extension Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 AND EXTENSION AGREEMENT

OF BLACKSTONE PRIVATE CREDIT FUND

SUMITOMO MITSUI BANKING CORPORATION, as Lender

By:	/s/ Shane Klein
Name: Shane Klein
Title: Managing Director

[Signature Page to Blackstone Private Credit Fund Amendment No. 1 and Extension Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 AND EXTENSION AGREEMENT

OF BLACKSTONE PRIVATE CREDIT FUND

BARCLAYS BANK PLC, as Lender

By:	/s/ Craig Malloy
Name: Craig Malloy
Title: Director

[Signature Page to Blackstone Private Credit Fund Amendment No. 1 and Extension Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 AND EXTENSION AGREEMENT

OF BLACKSTONE PRIVATE CREDIT FUND

BNP PARIBAS, as Lender

By:	/s/ Michael Remhild
Name: Michael Remhild
Title: Managing Director

By:	/s/ Sebastian Hebenstreit
Name: Sebastian Hebenstreit
Title: Vice President

[Signature Page to Blackstone Private Credit Fund Amendment No. 1 and Extension Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 AND EXTENSION AGREEMENT

OF BLACKSTONE PRIVATE CREDIT FUND

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By:	/s/ Marko Lukin
Name: Marko Lukin
Title: Vice President

[Signature Page to Blackstone Private Credit Fund Amendment No. 1 and Extension Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 AND EXTENSION AGREEMENT

OF BLACKSTONE PRIVATE CREDIT FUND

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Grace Fu
Name: Grace Fu
Title: Managing Director

By:	/s/ Dominik Breuer
Name: Dominik Breuer
Title: Director

[Signature Page to Blackstone Private Credit Fund Amendment No. 1 and Extension Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 AND EXTENSION AGREEMENT

OF BLACKSTONE PRIVATE CREDIT FUND

JPMORGAN CHASE BRANCH, N.A., as Lender

By:	/s/ Alfred Chi
Name: Alfred Chi
Title: Executive Director

[Signature Page to Blackstone Private Credit Fund Amendment No. 1 and Extension Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 AND EXTENSION AGREEMENT

OF BLACKSTONE PRIVATE CREDIT FUND

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page to Blackstone Private Credit Fund Amendment No. 1 and Extension Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 AND EXTENSION AGREEMENT

OF BLACKSTONE PRIVATE CREDIT FUND

MORGAN STANLEY SENIOR FUNDING, INC., as Lender

By:	/s/ Michael King
Name: Michael King
Title: Vice President

[Signature Page to Blackstone Private Credit Fund Amendment No. 1 and Extension Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 AND EXTENSION AGREEMENT

OF BLACKSTONE PRIVATE CREDIT FUND

ROYAL BANK OF CANADA, as Lender

By:	/s/ Joseph Simoneau
Name: Joseph Simoneau
Title: Authorized Signatory

[Signature Page to Blackstone Private Credit Fund Amendment No. 1 and Extension Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 AND EXTENSION AGREEMENT

OF BLACKSTONE PRIVATE CREDIT FUND

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as Lender

By:	/s/ Betty Chang
Name: Betty Chang
Title: Authorized Signatory

[Signature Page to Blackstone Private Credit Fund Amendment No. 1 and Extension Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 AND EXTENSION AGREEMENT

OF BLACKSTONE PRIVATE CREDIT FUND

TRUIST BANK, as Lender

By:	/s/ Hays Wood
Name: Hays Wood
Title: Director

[Signature Page to Blackstone Private Credit Fund Amendment No. 1 and Extension Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 AND EXTENSION AGREEMENT

OF BLACKSTONE PRIVATE CREDIT FUND

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Michael Kusner
Name: Michael Kusner
Title: Managing Director

[Signature Page to Blackstone Private Credit Fund Amendment No. 1 and Extension Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 AND EXTENSION AGREEMENT

OF BLACKSTONE PRIVATE CREDIT FUND

BANK OF AMERICA, N.A., as Lender

By:	/s/ Sidhima Daruka
Name: Sidhima Daruka
Title: Director

[Signature Page to Blackstone Private Credit Fund Amendment No. 1 and Extension Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 AND EXTENSION AGREEMENT

OF BLACKSTONE PRIVATE CREDIT FUND

HSBC BANK USA, N.A., as Lender

By:	/s/ Johann Matthai
Name: Johann Matthai
Title: Managing Director

[Signature Page to Blackstone Private Credit Fund Amendment No. 1 and Extension Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 AND EXTENSION AGREEMENT

OF BLACKSTONE PRIVATE CREDIT FUND

MIZUHO BANK, LTD., as Lender

By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Executive Director

[Signature Page to Blackstone Private Credit Fund Amendment No. 1 and Extension Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 AND EXTENSION AGREEMENT

OF BLACKSTONE PRIVATE CREDIT FUND

REGIONS BANK, as Lender

By:	/s/ Craig Cutro
Name: Craig Cutro
Title: Director

[Signature Page to Blackstone Private Credit Fund Amendment No. 1 and Extension Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 AND EXTENSION AGREEMENT

OF BLACKSTONE PRIVATE CREDIT FUND

STATE STREET BANK AND TRUST COMPANY, as Lender

By:	/s/ John Doherty
Name: John Doherty
Title: Vice President

[Signature Page to Blackstone Private Credit Fund Amendment No. 1 and Extension Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 AND EXTENSION AGREEMENT

OF BLACKSTONE PRIVATE CREDIT FUND

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ William E. Briggs IV
Name: William E. Briggs IV
Title: Authorized Signatory

[Signature Page to Blackstone Private Credit Fund Amendment No. 1 and Extension Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 AND EXTENSION AGREEMENT

OF BLACKSTONE PRIVATE CREDIT FUND

SOCIETE GENERALE, as Lender

By:	/s/ Julien Thinat
Name: Julien Thinat
Title: Authorized Signatory

[Signature Page to Blackstone Private Credit Fund Amendment No. 1 and Extension Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 AND EXTENSION AGREEMENT

OF BLACKSTONE PRIVATE CREDIT FUND

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Aron Lau
Name: Aron Lau
Title: Director

[Signature Page to Blackstone Private Credit Fund Amendment No. 1 and Extension Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 AND EXTENSION AGREEMENT

OF BLACKSTONE PRIVATE CREDIT FUND

CAPITAL ONE, N.A., as Lender

By:	/s/ Alex Dennis
Name: Alex Dennis
Title: Managing Director

[Signature Page to Blackstone Private Credit Fund Amendment No. 1 and Extension Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 AND EXTENSION AGREEMENT

OF BLACKSTONE PRIVATE CREDIT FUND

THE BANK OF NEW YOKR MELLON, as Lender

By:	/s/ Gregg Scheuing
Name: Gregg Scheuing
Title: Director

[Signature Page to Blackstone Private Credit Fund Amendment No. 1 and Extension Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 AND EXTENSION AGREEMENT

OF BLACKSTONE PRIVATE CREDIT FUND

CANADIAN IMPERIAL BANK OF COMMERCE, as Lender

By:	/s/ Kathryn Lagroix
Name: Kathryn Lagroix
Title: Managing Director

[Signature Page to Blackstone Private Credit Fund Amendment No. 1 and Extension Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 AND EXTENSION AGREEMENT

OF BLACKSTONE PRIVATE CREDIT FUND

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Barry K. Chung
Name: Barry K. Chung
Title: Sr. Vice President

[Signature Page to Blackstone Private Credit Fund Amendment No. 1 and Extension Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 AND EXTENSION AGREEMENT

OF BLACKSTONE PRIVATE CREDIT FUND

NATIXIS, NEW YORK BRANCH, as Lender

By:	/s/ Benjamin Halperin
Name: Benjamin Halperin
Title: Managing Director

By:	/s/ Jordan Leung
Name: Jordan Leung
Title: Associate

[Signature Page to Blackstone Private Credit Fund Amendment No. 1 and Extension Agreement]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 1 AND EXTENSION AGREEMENT

OF BLACKSTONE PRIVATE CREDIT FUND

STIFEL BANK & TRUST, as Lender

By:	/s/ Joseph L. Sooter, Jr.
Name: Joseph L. Sooter, Jr.
Title: Senior Vice President

[Signature Page to Blackstone Private Credit Fund Amendment No. 1 and Extension Agreement]

EXHIBIT A

Amended Credit Agreement

[Attached]

SCHEDULE I

[Intentionally Omitted]

SCHEDULE IV

[Intentionally Omitted]